UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2022

CADIZ INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-12114	77-0313235
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

550 S. Hope Street, Suite 2850

Los Angeles, CA 90071

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (213) 271-1600

Not Applicable

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CDZI	The NASDAQ Global Market

Depositary Shares (each representing a 1/1000th fractional interest in share of 8.875% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share)	CDZIP	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 20, 2022, Cadiz Inc. (the “Company”) entered into a Securities Purchase Agreement with certain institutional and individual investors relating to the sale and issuance by the Company of 6,857,140 shares of the Company’s common stock (“Shares”) to such investors in a registered direct offering (the “Purchase Agreement”). The purchasers in this offering include (i) the Company’s founder, current director and former Chairman, Keith Brackpool, who will purchase 1,142,857 Shares, (ii) the Company’s director, Geoffrey Grant (collectively with Mr. Brackpool, the “Participating Directors”), who will purchase 285,714 Shares, and (iii) the Company’s largest stockholder, a fund represented by Heerema International Group Services S.A. (such fund referred to herein as “Heerema”), which beneficially owns approximately 34.42% of the issued and outstanding shares of the Company’s common stock prior to this offering, will purchase 2,857,142 Shares in this offering and following which offering, Heerema and its affiliates are expected to beneficially own approximately 35.4% of the issued and outstanding shares of the Company’s common stock representing approximately 35.33% of the voting power of the Company’s outstanding capital stock. The Shares will be sold at a purchase price of $1.75 per share, which exceeds the last consolidated closing bid price of the common stock on the Nasdaq Stock Market preceding the execution of the Purchase Agreement, for an aggregate purchase price of approximately $12 million. The Company will not pay any underwriting discounts or commissions in connection with this offering, as this offering is not made with an underwriter or a placement agent. The closing of this offering is expected to take place on March 23, 2022 subject to the satisfaction of customary closing conditions.

The Shares were offered and sold pursuant to a prospectus dated June 25, 2021 and a prospectus supplement dated March 20, 2021 to be filed with the Securities and Exchange Commission (the “SEC”), pursuant to the Company’s registration statement on Form S-3 (File No. 333-257159), which was declared effective by the SEC on June 25, 2021.  A copy of the opinion of Greenberg Traurig, LLP relating to the legality of the issuance and sale of the common stock in this offering is attached as Exhibit 5.1 hereto.

In connection with this offering, the Company expects to enter into certain agreements as described below at or prior to the closing:

●	Board Observer and Nomination Right Agreement between the Company and Heerema. Pursuant to this agreement, the Company will provide Heerema (i) a right to appoint one observer to attend meetings of the Company’s Board of Directors (the “Board”) and committees of the Board and, in lieu of such observer right, the right to nominate one individual for election to the Board, and (ii) a right to require the Company to seek stockholder approval of an amendment to the Company’s certificate of incorporation to permit the adoption of an amendment to our bylaws requiring the Board to call a special meeting of stockholders of the Company upon appropriate written request of a stockholder or stockholders of record of the Company owning not less than 20% of the voting power of our then outstanding shares of capital stock (such amendment to our certificate of incorporation, the “Amendment to Permit Stockholders to Call Special Meetings”), subject to and in accordance with the Delaware General Corporation Law. In furtherance of the rights granted regarding the Amendment to Permit Stockholders to Call Special Meetings, the Company has agreed to cause its annual meeting of stockholders for 2022 (the “2022 Annual Meeting”) to be held on or before August 15, 2022 and submit the Amendment to Permit Stockholders to Call Special Meetings for adoption by our stockholders at the 2022 Annual Meeting. This agreement will terminate if and when Heerema and its affiliates collectively hold less than 10% of the outstanding shares of common stock of the Company.

●	Registration Rights Agreement between the Company, Heerema and the Participating Directors. In connection with the Purchase Agreement, the Company will grant certain customary demand and piggyback registration rights to Heerema and the Participating Directors pursuant to a registration rights agreement (the “Registration Rights Agreement”) regarding the resale of (i) all the shares of the Company’s common stock currently owned by Heerema and its affiliates, (ii) all the Shares to be purchased by Heerema in this offering, and (iii) all the Shares to be purchased by the Participating Directors, either directly or through their controlled entities, in this offering (collectively, the “Registrable Securities”). The Registration Rights Agreement will terminate upon the earlier of (i) the fifth anniversary of the date of the agreement or (ii) the date as of which (A) all of the Registrable Securities have been sold pursuant to a registration statement, or (B) the holders of all of the Registrable Securities are permitted to sell the Registrable Securities under Rule 144 under the Securities Act of 1933, as amended, without limitation.

The transactions with Heerema and the Participating Directors under this offering have been approved by the disinterested members of the Audit and Risk Committee of our Board of Directors, constituting a majority of the members of such committee.

The foregoing description of the Purchase Agreement, the Board Observer and Nomination Right Agreement, and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 hereto, which are incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On March 21, 2022, the Company issued a press release regarding the registered direct offering. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated by reference in this Item 7.01.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed “filed” with the SEC nor incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

5.1	Opinion of Greenberg Traurig, LLP
10.1	Form of Securities Purchase Agreement
10.2	Form of Board Observer and Nomination Right Agreement
10.3	Form of Registration Rights Agreement
23.1	Consent of Greenberg Traurig, LLP (included in Exhibit 5.1)
99.1	Press released dated as of March 21, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADIZ INC.

By:	/s/ Stanley Speer
Name:	Stanley Speer
Title:	Chief Financial Officer

Date: March 21, 2022

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